Revenue Recognition and Accounts Receivable	3 Months Ended
Dec. 31, 2025
Revenue Recognition and Accounts Receivable [Abstract]
REVENUE RECOGNITION AND ACCOUNTS RECEIVABLE

3. REVENUE RECOGNITION AND ACCOUNTS RECEIVABLE

Revenue Recognition

We recognize revenue in accordance with the provisions of Accounting Standards Codification Topic 606, Revenue from Contracts with Customers. In determining the appropriate amount and timing of revenue to be recognized under this guidance, we perform the following five steps: (i) identify the contract(s) with our customer; (ii) identify the promised goods or services in the agreement and determine whether they are performance obligations, including whether they are distinct in the context of the agreement; (iii) measure the transaction price, including the constraint on variable consideration; (iv) allocate the transaction price to the performance obligations based on stand-alone selling prices; and (v) recognize revenue when (or as) we satisfy each performance obligation. Revenues are recognized when control of the promised goods or services is transferred to our customers, in an amount that reflects the consideration we expect to be entitled to in exchange for those goods or services.

We distribute LYMPHIR in the U.S. through third party specialty distributors who are our customers. The third-party specialty distributors subsequently resell our product to health care providers, hospitals and infusion centers. Separately, we have or may enter into payment arrangements with various third-party’s including government healthcare programs who provide coverage and or reimbursement for our product that have been prescribed to a patient.

Net Revenues

We recognize net revenue from LYMPHIR sales, net of variable consideration and consideration payable to parties other than our customers consisting of estimates related to allowances for sales returns, government chargebacks, patient coupon programs, and specialty distributor fees. Revenue is generally recognized when the customer obtains control of the Company’s product, which occurs at a point in time, upon delivery based on the contractual shipping terms of a contract.

We estimate variable consideration using the expected value method, constrained to amounts for which it is probable that a significant reversal of cumulative revenue will not occur when uncertainties are resolved. Calculating certain of these items involves estimates and judgments based on sales or invoice data, contractual terms, historical or expected utilization rates, new information regarding changes in applicable regulations and guidelines that would impact the amount of the actual allowance and our expectations regarding future utilization rates and channel inventory data. We will review the adequacy of our provisions for all gross-to-net adjustments on a quarterly basis. Amounts reserved for these adjustments are made when trends or significant events indicate that adjustment is appropriate reflecting actual experience.

The Company elected the practical expedient in ASC 606-10-32-18 and does not assess whether a significant financing component exists for contracts in which payment is expected within one year. No other practical expedients were applied.

Gross-to-Net Adjustments

Specialty Distributor Fees

We pay fees for distribution services, such as fees for certain data that customers provide us. We estimate our customers will earn these fees and deduct these fees from gross product revenues at the time we recognize the related revenues.

Product Returns

Customers have the right to return products if they are damaged, defective, or expired, or as it is defined in their customer agreement. We have estimated product returns considering experience from similar products in the market, historical return patterns, sales data, and inventory levels in the distribution channel. These reserves are recorded in the same period the related revenue is recognized, resulting in a reduction of gross product revenue.

Chargebacks

Chargebacks will occur when federal agencies who we contract with, or may contract with, can purchase off the Federal Supply Schedule or when Public Health Service 340B covered entities purchase directly from our customers at discounted prices. Our customers then charge us the difference between their purchase price and the discounted price. We estimate chargebacks considering the terms of the applicable arrangement and our visibility regarding utilization. We record estimates for these chargebacks at the time of sale as deductions from gross product revenues, with corresponding adjustments to our accounts receivable reserves and allowances.

Co-payment Assistance

We offer co-payment assistance to patients with commercial insurance that have coverage and are allowed such co-payment assistance. We estimate the average co-payment assistance amounts for our products based on expected customer utilization and record estimates as a reduction from gross product revenue. The Company has deposited the estimated co-pay assistance reflected and included in the gross-to-net adjustments.

Three Months Ended
31-Dec-25

Gross Product Revenue	$4,878,720
Gross-to-net adjustments:	934,609
Net Revenue	$3,944,111

Accounts receivable

Accounts receivable is stated at amounts invoiced less allowances for distributor fees, chargebacks, and estimated returns. At December 31, 2025, these sales allowances totaled $829,609. On a periodic basis, the Company evaluates its accounts receivable to establish an allowance for doubtful accounts. The allowance reflects our current estimate of credit losses expected to occur over the life of the receivable. In developing our allowance for expected credit losses, we use assumptions to capture the risk of loss, even if remote, based on a number of factors including existing contractual payment terms, individual customer circumstances, historical payment patterns of our customers, a review of the local economic environment and its potential impact on expected future customer payment patterns. Our collection risk is mitigated to a certain extent by the fact that sales are collected in a reasonable period of time, allowing for the ability to reduce exposure on defaults if collection issues are identified. We update our allowance as necessary to reflect expected credit losses over the remaining accounts receivable that are past due. We do not currently expect our current or future exposures to credit losses to have a significant impact on us. The estimated allowance for expected credit losses was $0 as of December 31, 2025.